Exhibit 32.2

                   CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350

                     AS ADOPTED PURSUANT TO

           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 1st Colonial Bancorp, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.   The Report fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of
     1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                              /s/ Robert C. Faix
                              -----------------------------
                              Robert C. Faix
                              Senior Vice President and
                              Chief Financial Officer

Dated:  August 13, 2003